UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2025

Phoenix Plus Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-233778	61-1907931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Brickell Avenue #310 Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-854-3824

2-3 & 2-5 BEDFORD BUSINESS PARK, JALAN 3/137B,

BATU 5, JALAN KELANG LAMA,

KUALA LUMPUR, MALAYSIA 58200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 19, 2025, Phoenix Plus Corp. (the “Company”) closed its previously disclosed agreement and plan of merger (the “Merger Agreement”) among the Company, Rhino Merger Acquisition Sub, Inc., a newly formed wholly-owned subsidiary of the Company (“Merger Sub”), Rhino Digital Inc. (“Rhino”), and solely with respect to Section 9.1(d) of the Merger Agreement, the Selling Shareholders named therein.

Pursuant to the Merger Agreement, effective upon the closing thereof, (i) Merger Sub merged with and into Rhino, with Rhino surviving as the wholly-owned subsidiary of the Company, (ii) each share of common stock of Rhino converted into the right to receive two shares of common stock of the Company, (iii) the outstanding shares of Series A Preferred Stock of Rhino converted into an aggregate of 200,000 shares of newly created Series A Preferred Stock of the Company with substantially identical terms as the Rhino Series A Preferred Stock, (iv) convertible notes of Rhino converted into shares of common stock of the Company at a conversion price of $0.18 or $0.25, as applicable, (v) options to purchase shares of common stock of Rhino converted into options to purchase shares of common stock of the Company with the same aggregate exercise price, (vi) the sole officer and director of the Company (Lee Chong Chow) resigned and the sole officer and director of Rhino, Lyle Hauser was appointed as the chief executive officer, president, secretary and director of the Company, (vii) Rhino purchased from the Selling Shareholders an aggregate of 6,232,742 shares of common stock of the Company for an aggregate purchase price of $440,000 and returned such shares to the Company for cancellation. In accordance with the foregoing, the Company issued an aggregate of 73,295,981 shares of common stock to stockholders and note holders of Rhino. Concurrently with the closing of the Merger Agreement, all outstanding shares of the Company’s wholly-owned subsidiary, Phoenix Plus Corp., a Labuan, Malaysia corporation (“Phoenix Plus Labuan”), were transferred to Mr. Lee.

In connection with the closing of the Merger Agreement, the Company filed a certificate of designation of Series A Preferred Stock with Secretary of State of Nevada, pursuant to which the Company designated 200,000 shares as Series A Preferred Stock, and issued 200,000 shares of Series A Preferred Stock to The Vantage Group Ltd. (“Vantage”), an entity owned by Mr. Hauser. The Series A Preferred Stock entitles the holder to 51% of the total voting power of the Company’s stockholders, is convertible into shares of common stock at a ratio of 4.44 shares of common stock for each share of Series A Preferred Stock (subject to adjustment for stock dividends, stock splits, and similar transactions), has a stated value of $3.00 per share, and will entitle the holder upon any liquidation of the Company to the stated value prior to any distributions to holders of common stock.

Lyle Hauser, 54, is the Founder & CEO of Rhino Digital Inc., since June 2020. Mr. Hauser is also the Founder and CEO of Vantage, a private equity firm started in 1998. Vantage is a specialized business consultancy firm serving early-stage companies. Mr. Hauser’s expertise includes company capital structure/restructuring, equity and debt financing, capital introductions, alternative public offerings (or APOs) and mergers and acquisitions.

Rhino is a Bitcoin financial services company focused on making everyday banking and financial management accessible. Serving individuals, businesses, and organizations, Rhino integrates traditional banking functions within a secure, user-friendly platform centered on Bitcoin. Beyond its core services, Rhino maintains an active Bitcoin treasury strategy, reinforcing its commitment to both the asset and broader ecosystem. Rhino aims to foster a more intuitive and inclusive approach to using Bitcoin for all clients globally.

The closing of the Merger Agreement resulted in a change in control of the Company. Pursuant to the Merger Agreement, Lyle Hauser, as the owner and control person of Vantage (the holder of the Company’s Series A Preferred Stock issued pursuant to the Merger Agreement), acquired 51% of the voting power of the Company’s stockholders.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 is incorporated by reference herein.

Item 5.01 Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 2.01 is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of Business Acquired. The required financial statements will be filed no later than 71 calendar days after the date of the filing of this report on Form 8-K.

(b) Pro forma financial information. Pro forma financial information with respect to the disposition of Phoenix Plus Labuan is filed as Exhibit 99.1 hereto. The required pro forma financial information with respect to the acquisition of Rhino will be filed no later than 71 calendar days after the date of the filing of this report on Form 8-K.

(c) Shell company transactions. Not applicable.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Series A Preferred Stock
99.1	Pro forma financial information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOENIX PLUS CORP.

Date: August 20, 2025	By:	/s/ Lyle Hauser
	Name:	Lyle Hauser
	Title:	Chief Executive Officer